TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus, Summary Prospectuses

and Statement of Additional Information

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Effective January 1, 2027, the following supersedes any information to the contrary in each portfolio’s Prospectus, Summary Prospectus and Statement of Additional Information:

Effective January 1, 2027, Transamerica Asset Management, Inc. (“TAM”), the portfolios’ investment manager, has contractually agreed to forgo its ability to recapture amounts waived and/or reimbursed to a class of a portfolio to limit the class’s total annual fund operating expenses under the expense limitation arrangement between TAM and Transamerica Series Trust. Accordingly, amounts previously waived and/or reimbursed to a class of a portfolio under the expense limitation arrangement to maintain the class’s expense limit are not subject to recapture by TAM on and after January 1, 2027. The current contractual expense limits under the expense limitation arrangement between Transamerica Series Trust and TAM remain in effect.

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Investors Should Retain this Supplement for Future Reference

October 5, 2026